Exhibit 10(b)(4)
         Section 906 N-CSR Certification of Principal Financial Officer

                      AEGON/TRANSAMERICA SERIES FUND, INC.
                       FOR THE PERIOD ENDING JUNE 30, 2003
                            FORM N-CSR CERTIFICATION
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Kim D. Day, Vice President, Treasurer and Principal Financial Officer of AEGON/Transamerica Series Fund, Inc. (the "Registrant"), certify that, to the best of my knowledge:

(1) The Form N-CSR of Registrant (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date: September 4, 2003                     By: /s/ Kim D. Day
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